91444-P1 05/25

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 30, 2025

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED FEBRUARY 1, 2025 OF

CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND (the “Fund”)

The following information supplements and supersedes the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective June 1, 2025, the FTSE Global Core Infrastructure 50/50 Index will replace the S&P Global Infrastructure Index-NR as the Fund’s benchmark. The Fund’s subadviser believes that the FTSE Global Core Infrastructure 50/50 Index is a more appropriate benchmark for the Fund. The Fund will continue to compare its performance to the MSCI All Country World Index-NR, a broad-based securities market index.

Please retain this supplement for future reference.